UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 4, 2021
CorEnergy Infrastructure Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	20-3431375
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

1100 Walnut, Ste. 3350	Kansas City,	MO	64106
(Address of Registrant's Principal Executive Offices)			(Zip Code)

(816)	875-3705
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	CORR	New York Stock Exchange
7.375% Series A Cumulative Redeemable Preferred Stock	CORRPrA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A to the Current Report on Form 8-K dated February 10, 2021 (the "Original Report") filed by CorEnergy Infrastructure Trust, Inc. (herein the "Company" or "CorEnergy") is being filed solely to amend Item 9.01 of the Original Report. Item 9.01 of the Original Report is being amended to file herewith copies of the historical financial statements required by paragraph (a) of Item 9.01 and pro forma financial information required by paragraph (b) of Item 9.01 related to the Company's acquisition of a 49.50 percent interest in Crimson Midstream Holdings, LLC with rights to acquire the remaining 50.50 percent interest (the "Crimson Transaction"), which transaction closing occurred on February 4, 2021 with an effective date of February 1, 2021. Capitalized terms used and not otherwise defined herein are used as defined in the Original Report.

Crimson Midstream Holdings, LLC (“CMH”) wholly owns and controls Crimson Midstream Operating, LLC (“CMO”), collectively referred to as the “Parent.” CMH also wholly owns Crimson Midstream Services (“CMS”), which provides payroll and benefit services to the Parent’s subsidiaries. CMO wholly owns and controls Crimson Pipeline, LLC, San Pablo Bay Pipeline, LLC, Cardinal Pipeline, L.P. and Crimson California Pipeline, L.P. (jointly referred to as the “California Pipelines”) which own and operate crude oil pipeline systems in California. The California Pipelines and CMS comprise the entities included in the Combined Carve-out Financial Statements filed with this Amendment No. 1 and are collectively referred to as “Crimson California” below, and represent the Parent's assets and liabilities. All assets and liabilities directly attributable to entities outside CMS and the California Pipelines have been removed. The accompanying Combined Carve-Out Financials Statements present the combined financial results of Crimson California as of and for the years ended December 31, 2020 and 2019.

In March of 2020, Crimson California completed the acquisition of the San Pablo Bay System and other proprietary assets from Shell Pipeline Company, LP (collectively, the “SBP Acquisition”). The accompanying Combined Abbreviated Financial Statements of the Shell Acquired Assets present the combined abbreviated financial results as of and for the year ended December 31, 2019.

Additional Information and Where to Find It

The issuance of CorEnergy common stock upon conversion of CorEnergy preferred stock in connection with the Crimson Transaction, as described in the Original Report (the “Stock Issuance”) and the Internalization of the Company’s Manager (each as defined and described in the Original Report) will be submitted to the stockholders of the Company for their consideration. In connection with the Stock Issuance and Internalization, the Company intends to file a proxy statement and other documents with the SEC. INVESTORS AND CORENERGY STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) REGARDING THE STOCK ISSUANCE AND INTERNALIZATION AND OTHER DOCUMENTS RELATING TO THE TRANSACTIONS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE STOCK ISSUANCE AND INTERNALIZATION. The proxy statement and other relevant documents (when they become available), and any other documents filed by CorEnergy with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders may obtain free copies of the documents filed with the SEC by CorEnergy through its website at corenergy.reit. The information on CorEnergy’s website is not, and shall not be deemed to be a part hereof or incorporated into this or any other filings with the SEC. You may also request them in writing, by telephone or via the Internet at:

CorEnergy Infrastructure Trust, Inc.
Investor Relations
877-699-CORR (2677)
info@corenergy.reit

Participants in the Solicitation

CorEnergy, the Manager and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies from CorEnergy’s stockholders in respect of the Stock Issuance and Internalization. Information about CorEnergy’s directors and executive officers is available in CorEnergy’s definitive proxy statement, prepared in connection with CorEnergy’s 2020 annual meeting of stockholders and will be set forth in the proxy statement in respect of the Stock Issuance and Internalization when it is filed with the SEC. Other information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies from CorEnergy’s stockholders in connection with the Internalization, including a description of their direct or indirect interests, by security holdings or otherwise, in CorEnergy will be set forth in the proxy statement in respect of the Stock Issuance and Internalization when it is filed with the SEC. You can obtain free copies of these documents, which are filed with the SEC, from CorEnergy using the contact information above.

Forward-Looking Statements

This Amendment No. 1 to Current Report on Form 8-K/A contains certain statements that may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included herein are “forward-looking statements.” Although CorEnergy believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. Actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including, among others, failure to realize the anticipated benefits of the Crimson Transaction or the Internalization; the risk that CPUC Approval is not obtained, is delayed or is subject to unanticipated conditions that could adversely affect CorEnergy or the expected benefits of the Crimson Transaction, risks related to the uncertainty of the projected financial information with respect to Crimson, the failure to receive the required approvals by existing CorEnergy stockholders; the risk that a condition to the closing of the Internalization may not be satisfied, CorEnergy’s ability to consummate the Internalization, and those factors discussed in CorEnergy’s reports that are filed with the Securities and Exchange Commission. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Amendment No. 1 to Current Report on Form 8-K/A. Other than as required by law, CorEnergy does not assume a duty to update any forward-looking statement. In particular, any distribution paid in the future to our stockholders will depend on the actual performance of CorEnergy, its costs of leverage and other operating expenses and will be subject to the approval of CorEnergy’s Board of Directors and compliance with leverage covenants.

Item 9.01	Financial Statements and Exhibits.

(a)	Attached hereto as Exhibit 99.1 is the Combined Carve-Out Financial Statements of Crimson California and attached hereto as Exhibit 99.2 is the Combined Abbreviated Financial Statements of the Shell Acquired Assets, which were acquired by Crimson California in March 2020.

(b)	Attached as Exhibit 99.3 is the unaudited pro forma combined financial information for the Company related to the Crimson Transaction.

(d)	EXHIBITS.

Exhibit No.	Description
23.1	Consent from PricewaterhouseCoopers LLP
23.2	Consent from Ernst & Young LLP
99.1	Combined Carve-out Financial Statements of Crimson California as of and for the years ended December 31, 2020 and 2019
99.2	Combined Abbreviated Financial Statements of the Shell Acquired Assets as of and for the year ended December 31, 2019
99.3	Unaudited pro forma combined financial information as of and for the year ended December 31, 2020
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORENERGY INFRASTRUCTURE TRUST, INC.

Dated: April 22, 2021	By:	/s/ Rebecca M. Sandring
Rebecca M. Sandring
Secretary